Exhibit 99.1

NEWS RELEASE

Suncrete Announces Q1 2026 Earnings Results

Revenue Up 64% Compared to Q1 FY25

Company Introduces 2026 Outlook

Tulsa, OK, May 15, 2026 – Suncrete, Inc. (NASDAQ: RMIX) (the “Company”), a ready-mix concrete logistics and distribution platform strategically located in Oklahoma, Arkansas, Louisiana and Texas, today announced results for its subsidiary, Concrete Partners Holding, LLC, for the quarter ended March 31, 2026.

Randall Edgar, Suncrete’s Chief Executive Officer, said, “We are pleased to report strong first quarter results, reflecting substantial year-over-year revenue growth. Our team executed at a high level, consistently delivering materials on time and to specification, reinforcing our core mission of reliably serving our customers. We believe our commitment to putting people, culture, and safety first creates a meaningful competitive advantage, enabling us to deliver superior service and build long-term customer relationships. These results reinforce our confidence in a disciplined approach to increasing market share, accelerating organic growth, and expanding into new markets through accretive acquisitions. With a strong start to the year, supported by industry tailwinds in our geographies for continued infrastructure, commercial and residential construction, we are introducing our growth outlook for 2026.”

Edgar added, “Subsequent to quarter-end, we completed multiple acquisitions, expanding our footprint into Texas and Louisiana through the platform acquisition of Hope Concrete and the subsequent bolt-on acquisition of Nelson Bros. Strong infrastructure activity, along with continued demand across commercial and residential markets, remains a key driver of growth in these states, while our pipeline of acquisition opportunities continues to expand. Additionally, Suncrete achieved an important milestone in our history last month through our public listing on Nasdaq. We are excited to enter the public markets, and we aim for profitable growth to enhance shareholder value.”

Ned N. Fleming, III, the Company’s Executive Chairman, stated, “We are proud of our team’s exceptional execution this quarter as we continue to advance Suncrete’s growth strategy. We believe Suncrete’s high-performing, scalable platform is well positioned to drive continued share gains, supported by both organic growth and disciplined M&A. Our approach centers on partnering with high-quality local operators and empowering them with the scale, resources, and support of a broader platform, with the goal of driving sustainable profitability. This repeatable and scalable strategy is focused on increasing local market share, entering new markets through accretive acquisitions, and maintaining an industry-leading margin profile. Supported by our team’s deep operational experience and a proven, repeatable strategy refined over decades, we believe we are well positioned to continue scaling the business and capturing opportunities within the highly fragmented ready-mix concrete industry across the high-growth Sunbelt region of the United States.”

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Revenues were $61.8 million in the first quarter, an increase of 64% compared to $37.7 million in the same quarter last year.

Net loss was $1.7 million in the first quarter, a decrease of 263% compared to net income of $1.1 million in the same quarter last year.

Adjusted EBITDA(1) in the first quarter was $10.2 million, an increase of 25% compared to $8.1 million in the same quarter last year.

Supplemental Adjusted EBITDA(1), which excludes affiliated consultant compensation, in the first quarter was $10.9 million, an increase of 24% compared to $8.8 million in the same quarter last year.

Total yards of ready-mix concrete produced and delivered in the first quarter increased 58% compared to the same quarter last year.

(1) Adjusted EBITDA and Supplemental Adjusted EBITDA are financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Please see “Non-GAAP Financial Measures” at the end of this press release for additional information.

2026 Outlook

The Company is providing its outlook for 2026 that reflects management’s current expectations for organic growth and project execution across its core markets and includes the expected contribution of Hope Concrete and Nelson Bros. following the close of those acquisitions in the Company’s second quarter. This guidance is based on current economic conditions and assumes no significant changes in the overall economy or other condition in the Sunbelt region of the United States in 2026. The guidance does not include the potential impact of any future acquisitions other than one target company that was under a non-binding letter of intent prior to our consummation of our business combination. If we are unable to close such acquisition in our expected timeframe, or at all, our results of operations for the 2026 fiscal year would be adversely impacted. See “Forward-Looking Statements” below.

•	Revenue in the range of $420 million to $480 million

•	Net income (loss) in the range of $(4) million to $20 million

•	Adjusted EBITDA in the range of $68 million to $93 million(2)

•	Supplemental Adjusted EBITDA in the range of $71 million to $96 million(2)

(2) Adjusted EBITDA and Supplemental Adjusted EBITDA are financial measures not presented in accordance with GAAP. Please see “Non-GAAP Financial Measures” at the end of this press release for additional information.

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Conference Call

The Company will conduct a conference call today at 10:00 a.m. Eastern Time (9:00 a.m. Central Time) to discuss financial and operating results for the first quarter ended March 31, 2026. To access the call live by phone, dial (412) 902-0003 and ask for the Suncrete call at least 10 minutes prior to the start time. A webcast of the call will also be available live and for later replay on the Company’s Investor Relations website at www.suncrete.com.

About Suncrete

Suncrete is a pure-play ready-mix concrete company strategically positioned across Oklahoma, Arkansas, Texas and Louisiana, with plans to expand throughout the rapidly growing and economically resilient U.S. Sunbelt region. Suncrete is a scalable and vertically integrated logistics and distribution platform operating as a mission-critical partner in the construction value chain. The Company operates batching plants, a dedicated fleet of owned mixer trucks and a tech-enabled dispatch infrastructure supporting a diversified customer base across public infrastructure, commercial and residential sectors. Headquartered in Tulsa, Oklahoma, Suncrete operates under a decentralized plant network strategy with regionally centralized oversight of pricing, customer relationships and fleet utilization with consistent customer engagement across markets to deliver products on time and on spec. Suncrete’s local market leadership, scale and integrated logistics position it as a trusted partner in some of the nation’s most attractive, fastest growing, and most resilient construction markets. The Company is well-aligned to benefit from ongoing population growth, urbanization trends and infrastructure investment across the Sunbelt. To learn more, visit www.suncrete.com.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “should,” “will,” “would,” and similar expressions or the negative of such terms or other comparable terminology. Examples of forward-looking statements include, but are not limited to, statements related to the Company’s financial projections, future events, business strategy, future performance and future operations, statements regarding the Company’s acquisition strategy and statements relating to the benefits of recently completed acquisitions. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results

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expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements include, but are not limited to, the Company’s ability to successfully manage and integrate acquisitions; failure to realize the expected economic benefits of acquisitions, including future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; declines in public infrastructure construction and reductions in government funding; risks related to the Company’s operating strategy; competition for projects in the Company’s local markets; risks associated with the Company’s capital-intensive business; government requirements and initiatives; unfavorable economic conditions and restrictive financing markets; risks related to adverse weather conditions; the Company’s substantial indebtedness and the restrictions imposed on the Company by the terms thereof; risks related to the Company’s information technology systems and infrastructure; the Company’s ability to maintain effective internal control over financial reporting; and the other risks described in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Quarterly Report on Form 10-Q. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

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The financial statements presented below reflect the historical financial results of Concrete Partners Holding, LLC for periods prior to the consummation of the Business Combination completed on April 8, 2026.

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CONCRETE PARTNERS HOLDING, LLC

Condensed Consolidated Statement of Operations

(Unaudited)

(in thousands, except unit amounts)

	Three months ended March 31,
	March 31, 2026	March 31, 2025
Revenues	$61,829	$37,739
Cost of Goods Sold	42,056	24,365

Gross Profit	19,773	13,374

Operating Expenses:
Selling, general, and administrative expenses(1)	16,624	9,634
Acquisition-related costs	956	—
(Gain) loss on disposal of assets, net	—	80

Total operating expenses	17,580	9,714

Operating income (loss)	2,193	3,660

Other income (expense):
Other income (expense)	74	15
Interest expense, net	(4,015)	(2,608)

Total other income (expense)	(3,941)	(2,593)

Net income (loss)	(1,748)	1,067

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CONCRETE PARTNERS HOLDING, LLC

Condensed Consolidated Balance Sheets

(Unaudited)

(in thousands, except unit amounts)

	March 31, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$6,276	$6,333
Accounts receivable, net	35,127	33,699
Inventory	9,187	8,723
Other current assets	8,322	5,047

Total current assets	58,912	53,802

Property, plant and equipment:
Property, plant and equipment, at cost	169,953	168,767
Less: accumulated depreciation	(20,447)	(15,930)

Property, plant and equipment, net	149,506	152,837

Goodwill	79,505	79,505
Customer relationships, net	69,247	71,373
Trade name	24,800	24,800
Other noncurrent assets, net	7,363	2,385

Total assets	$389,333	$384,702

Liabilities, Redeemable Mezzanine Equity and Common Unitholder Equity (Deficit)
Current liabilities:
Accounts payable	$15,491	$12,558
Accrued liabilities	27,240	27,080
Current portion of lease liabilities	542	475
Long-term debt, current portion	15,074	13,654

Total current liabilities	58,347	53,767

Long-term lease liability	6,559	1,727
Long-term debt, net	184,053	186,625

Total liabilities	248,959	242,119
Commitments and contingencies (Note 15)
Redeemable mezzanine equity:
Redeemable senior preferred units, 26,000,000 units issued and outstanding (at redemption value)	26,569	26,590
Redeemable preferred units, 115,700,000 units issued and outstanding (at redemption value) at both March 31, 2026 and December 31, 2025	133,843	130,623
Common unitholder equity (deficit), 95,700,000 units issued and outstanding	(20,038)	(14,630)

Total liabilities, redeemable mezzanine equity and common unitholder equity (deficit)	$389,333	$384,702

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CONCRETE PARTNERS HOLDING, LLC

Condensed Consolidated Statement of Cash Flows

(unaudited)

(in thousands)

	Three months ended March 31,
	2026	2025
Cash Flows from Operating Activities:
Net income (loss)	$(1,748)	$1,067
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,650	4,119
(Gain) loss on disposal of assets, net	—	80
Non-cash lease expense	(78)	30
Non-cash share-based compensation	137	129
Non-cash debt issuance cost amortization	147	122
Changes in operating assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	(1,428)	(2,129)
Inventory	(464)	(203)
Other current assets	869	399
Accounts payable	2,933	1,168
Accrued liabilities	159	(340)

Net cash provided by operating activities	7,177	4,442

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(1,193)	(338)
Proceeds from sales of property, plant and equipment	—	48

Net cash used in investing activities	(1,193)	(290)

Cash Flows from Financing Activities:
Borrowings of debt	4,500	—
Repayment of debt	(5,799)	(5,825)
Payment of deferred financing costs	(4,144)	—
Distributions	(598)	(590)

Net cash provided by (used in) financing activities	(6,041)	(6,415)

Net change in cash and cash equivalents	(57)	(2,263)
Beginning cash and cash equivalents	6,333	8,410

Ending cash and cash equivalents	$6,276	$6,147

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Non-GAAP Financial Measures

Adjusted EBITDA represents net income (loss) before interest expense, net, depreciation and amortization, and further adjusted to exclude certain non-cash or non-operating items that management does not consider indicative of the Company’s core operating performance. Such adjustments include share-based compensation expense, acquisition-related costs, and public company readiness costs. Supplemental Adjusted EBITDA further adjusts Adjusted EBITDA to exclude recurring affiliated consultant compensation. Management believes these measures provide investors with a clearer view of underlying operating performance. Adjusted EBITDA margin and Supplemental Adjusted EBITDA margin represent these measures as a percentage of revenue.

Management uses these measures as key performance indicators to evaluate the Company’s operating performance and assess trends, and believes they are also frequently used by securities analysts, investors, and other parties to evaluate companies in our industry. Management believes these non-GAAP measures enhance investors’ understanding of the Company’s operating performance and facilitate meaningful period-to-period comparisons. These measures have limitations as analytical tools and should not be considered as an alternative to net income or any other performance measure derived in accordance with GAAP as an indicator of our operating performance. Our calculation of Adjusted EBITDA, Supplemental Adjusted EBITDA, Adjusted EBITDA margin and Supplemental Adjusted EBITDA margin may not be comparable to similarly named measures reported by other companies. Potential differences may include differences in capital structures, tax positions and the age and book depreciation of intangible and tangible assets.

The following tables present a reconciliation of net income (loss) to Adjusted EBITDA and Supplemental Adjusted EBITDA and the calculation of Adjusted EBITDA margin and Supplement Adjusted EBITDA margin (in thousands):

	Three months ended
	March 31, 2026	March 31, 2025
Net income (loss)	$(1,748)	$1,067
Plus:
Interest expense, net	4,015	2,608
Depreciation and amortization expense	6,650	4,119
Share-based compensation expense	137	129
Acquisition-related costs(1)	956	—
Public company readiness(2)	161	196

Adjusted EBITDA	$10,171	$8,119

Affiliated consultant compensation(3)	700	656

Supplemental Adjusted EBITDA	$10,871	$8,775

Revenues	$61,829	$37,739
Net income margin	(2.8)%	2.8%
Adjusted EBITDA margin	16.5%	21.5%
Supplemental Adjusted EBITDA margin	17.6%	23.3%

(1)	Represents legal and advisory fees incurred in connection with acquisitions.

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(2)

Represents professional service costs incurred in connection with acquisition-related technical accounting and advisory support, as well as incremental costs to support the Company’s preparation for becoming a public company (e.g., resources to facilitate public company readiness).

(3)	Reflects recurring affiliated consultant compensation paid to support the Company’s management team on various growth initiatives.

The following table presents a reconciliation of net income, the most directly comparable measure calculated in accordance with GAAP, to Adjusted EBITDA and Supplemental Adjusted EBITDA, using the high and low ends of the Company’s projected ranges (unaudited, in thousands):

	For the fiscal year ending December 31, 2026
	Low	High
Net income (loss)	$(4,356)	$20,244
Plus:
Interest expense, net	18,413	18,413
Depreciation and amortization expense	45,287	45,287
Share-based compensation expense	555	555
Acquisition-related costs(1)	8,140	8,140
Public company readiness(2)	161	161

Adjusted EBITDA	$68,200	$92,800

Affiliated consultant compensation(3)	3,200	3,200

Supplemental Adjusted EBITDA	$71,400	$96,000

(1)	Represents legal and advisory fees incurred in connection with acquisitions.
(2)

Represents professional service costs incurred in connection with acquisition-related technical accounting and advisory support, as well as incremental costs to support the Company’s preparation for becoming a public company (e.g., resources to facilitate public company readiness).

(3)	Reflects recurring affiliated consultant compensation paid to support the Company’s management team on various growth initiatives.

Contact:

Rick Black

Dennard Lascar Investor Relations

Suncrete@DennardLascar.com

(713) 529-6600